Media contact: Tesia Williams media-relations@its.jnj.com	Investor contact: Jessica Moore investor-relations@its.jnj.com

For immediate release

Johnson & Johnson Announces Key Drivers for Long-Term Competitive Growth at Enterprise Business Review

•Provides long-term operational sales outlook, including:

oEnterprise Compound Annual Growth Rate (CAGR) of 5-7%1* for 2025-2030

oInnovative Medicine CAGR of 5-7%1* for 2025-2030; expects 10+ assets with peak year sales (PYS)2 potential of $5B+* and another 15+ assets with PYS2 potential of $1-5B*

oMedTech in the upper range of its markets, which are growing 5-7%3 for 2022-2027, with one third of 2027 sales coming from new products4

•Company guides 2024 operational sales growth of 5-6%5*

•Including $0.15 dilutive impact associated with the recently announced acquisition of Laminar, Inc., the Company guides 2024 adjusted operational earnings per share (EPS) of $10.55-$10.75*, reflecting growth of 7.3%* at the midpoint

New Brunswick, N.J. (December 5, 2023) – Johnson & Johnson (NYSE: JNJ) (the ‘Company’) is hosting a meeting today with the investment community at the New York Stock Exchange to present the Company’s overarching strategy, its diverse and robust Innovative Medicine and MedTech pipelines and long-term financial outlook.

“Science and technology will advance human health more in the next decade than it has in the last century, leading to more effective and personalized treatment, earlier intervention, and smarter, less invasive healthcare,” said Joaquin Duato, Chairman and Chief Executive Officer. “We are excited to share today how the breadth of our scientific capabilities, diverse portfolio and robust pipelines uniquely position Johnson & Johnson to be a leader in this next wave of innovation while delivering strong financial performance.”

At today’s meeting, members of Johnson & Johnson’s Executive Committee and leaders from the Innovative Medicine and MedTech businesses will highlight the Company’s key drivers for sustained competitive growth and value creation. Specifically:

•Enterprise: Uniquely positioned to lead the next wave of healthcare innovation through transformational science and technology. Given the Company’s confidence in its future growth prospects and the strength of its pipeline, Johnson & Johnson is providing long-term financial targets and expects:
oAt least 3%* operational sales growth in 20255, despite STELARA biosimilar entry in the United States
o5-7%1* operational sales CAGR from 2025-2030

•MedTech: Delivering growth through our differentiated pipeline and geographic expansion. The Company expects to build upon its market-leading position with continued expansion into high-growth markets such as interventional cardiovascular, robotics and digital. As a result, the Company expects the MedTech business to:
oGrow operational sales in the upper range of its markets, which are projected to grow 5-7%3 through 2027
oGenerate one-third of sales from new products4 in 2027

•Innovative Medicine: Driving continued market growth and robust innovation that will lead to breakthrough treatments. The Company is continuing to focus on areas of high innovation and higher growth while maintaining its industry-leading pipeline which is expected to deliver more than 20 novel therapies and more than 50 product expansions by 20306. In addition, by 2030, Johnson & Johnson’s Innovative Medicine pipeline and portfolio are expected to deliver:
o5-7%1* operational sales growth from 2025-2030
o10+ assets having the potential to deliver over $5 billion* in operational PYS2, including the five assets highlighted during the 2021 Pharmaceutical Business Review as well as TALVEY, TECVAYLI, and JNJ-2113
o15+ assets having the potential to generate $1-5 billion* in operational PYS2, including SPRAVATO, seltorexant, aticaprant, and JNJ-4804

•Strong Financial Foundation: Maintaining multi-faceted and disciplined capital allocation strategy to support accelerated future innovation and deliver value to shareholders. With robust free cash flow generation and a healthy balance sheet, the Company intends to continue its focus on its capital allocation strategy including continued
1 Based on risk-adjusted sales projections
2 Peak non-risk adjusted operational sales, including partner sales
3 MedTech Market WAMGR reflects the following sources: Internal estimates, Fitch, HRI, GlobalData, and DRG
4 Products launched within last five years
5 Excludes COVID-19 Vaccine
6 Risk adjusted basis; includes filings and current year approvals investment in R&D, increasing dividends on an annual basis, executing strategic business development initiatives for inorganic growth and assessing share repurchases, when appropriate.

The Company’s 2024 financial guidance metrics, including the previously announced anticipated impact from the Laminar, Inc. transaction, are as follows:
•Operational sales growth in the range of 5-6%5*
•Adjusted operational earnings per share growth of 7.3%* at the midpoint with a range of $10.55-$10.75*. The Company’s 2024 guidance range reflects an approximate $0.15 dilutive impact to adjusted operational EPS associated with the previously announced acquisition of Laminar, Inc.

Webcast Information:
The meeting will be webcast starting at 10:00 a.m. EST today and can be accessed along with full copies of the presentations and speaker biographies via the website here. A replay and supporting content will be available at the same link by the end of the day on December 5, 2023.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at https://www.jnj.com/.

Non-GAAP Financial Measures:
* Operational sales growth, which excludes the impact of translational currency, and adjusted operational earnings per share, which excludes the impact of translational currency, after-tax intangible amortization expense and special items, are non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures enhance the Company’s and investors’ understanding of our financial performance. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The Company is not providing a reconciliation, however, because Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis as the Company is unable to predict with reasonable certainty the ultimate outcome of adjusted items, such as legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

Note to Investors Concerning Forward-Looking Statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the Company’s ability to realize the anticipated benefits from the separation of the Company’s Consumer Health business; and the New Consumer Health Company’s ability to succeed as a standalone publicly traded company. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 1, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.